Per Share Information (Tables)	12 Months Ended
Dec. 31, 2017
Profit or loss [abstract]
Schedule of Per Share Information

Net earnings per share for the year ended December 31, 2017 was calculated based on basic and diluted net earnings of $658 million, (2016 – $162 million) and the weighted average number of shares outstanding used in the calculation was based on the following:

(in millions)	2017	2016
Basic weighted average number of shares outstanding	862	842
Effect of dilutive stock options and restricted share units	3	3

Diluted weighted average number of shares outstanding	865	845